SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Filed by the Registrant                              [x]
         Filed by a Party other than the Registrant           [ ]

                           Check the appropriate box:

         [ ] Preliminary Proxy Statement
         [ ] Confidential, for Use of the Commission only (as permitted by Rule
             14a-6 (e) (2)
         [X] Definitive Proxy Statement
         [ ] Definitive Additional Materials
         [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           IMAGE SENSING SYSTEMS, INC.
                (Name of Registrant as Specified in its Charter)

                           IMAGE SENSING SYSTEMS, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

     ----------------------------------------------

         (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:  ______________________________________________

     2)  Form, Schedule or Registration Statement No.:  ________________________

     3)  Filing Party:  ________________________________________________________

     4)  Date Filed:  __________________________________________________________

                           IMAGE SENSING SYSTEMS, INC.

                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS

                                  MAY 11, 1999


TO THE SHAREHOLDERS OF IMAGE SENSING SYSTEMS, INC.:

         Notice is hereby given that the Annual Meeting of Shareholders of Image Sensing Systems, Inc. will be held at 3:30 p.m. on Tuesday, May 11, 1999, at the Crowne Plaza Northstar Hotel, 618 Second Avenue South, Minneapolis, Minnesota, for the following purposes:

         1.       To elect six directors to serve on the Board of Directors.

         2. To ratify and approve an amendment to the Company's 1995 Long-Term Incentive and Stock Option Plan to increase the number of shares authorized for issuance under the Plan by 180,000 shares to 400,000 shares.

         3. To transact such other business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on March 30, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

         We encourage you to take part in the affairs of your Company either in person or by executing and returning the enclosed proxy.

                                     By Order of the Board of Directors,



                                     James Murdakes
                                     Secretary

Dated:  April 5, 1999



             SHAREHOLDERS UNABLE TO ATTEND THIS MEETING ARE URGED TO
                 DATE AND SIGN THE ENCLOSED PROXY AND TO RETURN
                          IT IN THE ENCLOSED ENVELOPE.

                           IMAGE SENSING SYSTEMS, INC.


                                 PROXY STATEMENT

                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 11, 1999


         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Image Sensing Systems, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on May 11, 1999, at 3:30 p.m. at the Crowne Plaza Northstar Hotel, 618 Second Avenue South, Minneapolis, Minnesota, and at any adjournment thereof. A shareholder giving the enclosed proxy may revoke it at any time before the vote is cast at the annual meeting. Shares represented by a proxy will be voted in the manner directed by a shareholder. If no direction is made, the proxy will be voted for the election of the nominees for director named in this Proxy Statement and for any other proposals set forth in this Proxy Statement. This Proxy Statement and the accompanying form of proxy are being sent or given to shareholders beginning on or about April 5, 1999 along with the Company's 1998 Annual Report to Shareholders.

         Only shareholders of record at the close of business on March 30, 1999 are entitled to notice of and to vote at the meeting or at any adjournment thereof. On March 30, 1999, there were 2,479,200 shares of Common Stock of the Company outstanding. Each share is entitled to one vote. Cumulative voting is not permitted. Shares voted as abstentions on any matter (or a "withhold vote for" as to a director) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the shareholder has abstained. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters.

         The Board of Directors knows of no matters other than those that are described in this Proxy Statement that may be brought before the meeting. However, if any other matters are properly brought before the meeting, persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

         The Company will pay all expenses in connection with the solicitation of proxies. In addition to solicitation by mail, officers, directors and regular employees of the Company, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile or personal calls.

         The Company's principal executive offices are located at 500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota 55104.

                              ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

         The business and affairs of the Company are managed under the direction of its Board of Directors, which is presently comprised of six members. The Bylaws of the Company provide that at any regular meeting of the shareholders of the Company there shall be an election of directors whose terms have expired. The Board of Directors recommends that shareholders elect the nominees named below as Directors of the Company for the ensuing year and until their successors are elected and shall have qualified. Unless otherwise indicated thereon, the persons named in the enclosed form of proxy intend to vote FOR the election of the six nominees listed below. The affirmative vote of a majority of the shares of the Company's Common Stock present (or represented by proxy) at the 1999 Annual Meeting is required to elect each of the nominees as Directors for the ensuing year or until their successors are elected and have qualified. All of the nominees are members of the present Board of Directors. If for any reason any nominee shall be unavailable for election to the Board of Directors, votes will be cast pursuant to authority granted by the enclosed proxy for such other candidate or candidates as may be nominated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

         Information regarding the nominees for election to the Board of Directors of the Company is set forth below:

         Name                       Age          Position
         ----                       ---          --------
         Panos G. Michalopoulos      50    Chairman of the Board and Chief
                                           Scientific Advisor

         William L. Russell          50    President and Chief Executive Officer

         Richard C. Magnuson*        57    Director

         Richard P. Braun#           73    Director

         James Murdakes#             66    Director and Secretary

         C. (Dino) Xykis*#           40    Director

---------------------
* Denotes a member of the audit committee.
# Denotes a member of the compensation and stock option committee.

         PANOS G. MICHALOPOULOS has been the Chairman of the Board of Directors since 1990 and Chief Scientific Advisor since 1995. Dr. Michalopoulos has been a professor in the Department of Civil Engineering at the University of Minnesota since 1977. Dr. Michalopoulos has over 26 years of research, teaching, and consulting experience in traffic engineering operations and control. He has taught at several universities, consulted with many firms in the U.S. and abroad in the area of traffic control and has worked as a traffic engineer.

         WILLIAM L. RUSSELL has been the President and Chief Executive Officer and a Director since June 1998. Mr. Russell had been president of Peek Traffic U.S.A. since 1993 and was previously general manager of Peek Traffic Sarasota since 1992, Vice-President for Marketing and Product Development of Econolite Control Products Inc. since 1991 and General Manager of Detector Systems, Inc. since 1987. Mr. Russell has over 30 years of traffic and transportation industry experience and has held various senior management positions since 1987.

         RICHARD C. MAGNUSON has been a Director of the Company since September 1990. Mr. Magnuson has been President and Chief Executive Officer of BioMedix, Inc. since July 1997 and previously operated his own management consulting firm since October 1995. Prior to that he served as the President and Chief Executive Officer of the Company from June 1991 to January 1995 and as Vice President and Secretary from January 1995 until September 1995. Prior to 1990, Mr. Magnuson had worked with the Company as a private consultant since 1988.

         RICHARD P. BRAUN HAS been a Director of the Company since March 1994. Mr. Braun was the Director of the Center for Transportation Studies at the University of Minnesota from 1987 to 1994. From September 1993 to February 1995, Mr. Braun was chairman of the Metropolitan Airports Commission. Prior to 1987, Mr. Braun was Commissioner of Transportation for the State of Minnesota for eight years.

         JAMES MURDAKES has been a Director of the Company since March 1994. Mr. Murdakes was Chairman of the Board of Directors and management consultant to LSC, Inc., a Minneapolis-based systems integrator for computer network storage servers, in 1997 and was President and Chief Executive Officer of LSC, Inc. from 1993 through 1996.

         C. (DINO) XYKIS has been a Director of the Company since May 1996. Dr. Xykis has been Manager of Automatic Transfer Switches for Cummins Power Generation, a division of Cummings Engine Company, since 1998 and had previously held various engineering and product development positions with Cummings Engine Company since 1989. Dr. Xykis was nominated to the Board of Directors by Equity Securities Trading Co., Inc., the underwriter for the Company's 1995 public offering, in accordance with the Underwriting Agreement for such offering.

         In addition to the executive officers listed above who are nominees for election to the Board of Directors, the other executive officer of the Company and his biographical information is as follows:

         ARTHUR J. BOURGEOIS, AGE 58, has been the Company's Chief Financial Officer since December 1994 and was Secretary of the Company from October 1995 until February 1997. Effective March 1, 1997, Mr. Bourgeois became an independent management consultant to the Company and continues as the Chief Financial Officer. Mr. Bourgeois was an independent management consultant in 1994 and was an audit partner with the accounting firm of Ernst & Young LLP prior to 1994. Mr. Bourgeois is also a Certified Public Accountant.

MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

         During the fiscal year ended December 31, 1998, the Board of Directors met six times. All of the Directors attended more than 75% of the aggregate of all meetings of the Board of Directors and meetings of the committees on which they served. The Board of Directors and its committees also act from time to time by written consent in lieu of meetings.

         The Board of Directors of the Company has standing audit and compensation and stock option committees, which have a current membership as, indicated in the foregoing section. The Board of Directors has no standing nominating committee.

         The audit committee makes recommendations as to the selection of auditors and their compensation, and reviews with the auditors the scope of the annual audit, matters of internal control and procedure and the adequacy thereof, the audit results and reports and other general matters relating to the Company's accounts, records, controls and financial reporting. During fiscal 1998, the audit committee held two meetings.

         The compensation and stock option committee reviews and recommends to the Board of Directors the compensation guidelines and stock options for executive officers and other key personnel. During fiscal 1998, the compensation and stock option committee held three meetings.

COMPENSATION OF DIRECTORS

         Directors who are employees of the Company do not receive any compensation from the Company for attending meetings of the Board of Directors. In 1998, non-employee directors received a total retainer of $10,000 with $4,000 payable in May and $500 payable each month. In addition, on December 8, 1998, the Board of Directors granted options to purchase 30,000 shares of the Company's common stock to each of the three non-employee directors at $2.875 per share, the closing market price on the date of grant. These options were not granted under the 1995 Long-Term Incentive and Stock Option Plan or any other shareholder approved plan.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors, and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers, directors and holders of 10% or more of the Company's Common Stock, the Company believes that its executive officers, directors and 10% shareholders complied with all Section 16(a) filing requirements applicable to them.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation awarded to or earned in certain fiscal years by the Company's Chief Executive Officers and each other executive officer who earned salary and bonus in excess of $100,000 during the fiscal year ended December 31, 1998(the "Named Executive Officers").

                                                                    Annual Compensation
                                                              --------------------------------------
          Name and Principal                                                          All Other
               Position                          Year          Salary       Bonus    Compensation(3)
          ------------------                     ----          ------       -----    ---------------
          Panos G. Michalopoulos                 1998         $100,000         -         $2,971
             Chairman of the Board               1997         $100,000         -         $4,500
             and Chief Scientific                1996         $100,000         -         $2,903
             Advisor

          William L. Russell (1)                 1998         $ 77,989      $32,275         -
             President and Chief Executive
             Officer

          Spiro G. Voglis (2)                    1998         $130,000         -         $3,616
            President,                           1997         $120,000         -         $3,960
            Chief Executive Officer              1996         $120,000         -         $3,758
            and Secretary

--------------------
(1) Mr. Russell became an executive officer of the Company in June 1998. Prior thereto, Mr. Russell had not served as an officer of the Company.

(2) Dr. Voglis resigned as a Director and President, Chief Executive Officer and Secretary of the Company in June 1998 but remained as a consultant to the Company through December 1998.

(3)      Represents employer contribution to the Company's 401(k) plan.

STOCK OPTIONS

         The following table summarizes the options granted to the Named Executive Officers in 1998:

                                INDIVIDUAL GRANTS

                                NUMBER OF       PERCENT OF TOTAL
                                SECURITIES        OPTIONS/SARs
                                UNDERLYING         GRANTED TO         EXERCISE OR
                               OPTION/SARs        EMPLOYEES IN         BASE PRICE        EXPIRATION
NAME                            GRANTED (#)         FISCAL YEAR           ($/Sh)             DATE
                               -----------         -----------        -----------        ----------
Dr. Michalopoulos.............     0                    ----              ----              ----
Mr. Russell...................   100,000                  84%            $3.25            June 2008
Dr. Voglis....................     0                    ----              ----              ----


         The following table provides information concerning the value of unexercised options at December 31, 1998 for the Named Executive Officers:


                             YEAR-END OPTION VALUES

                           NUMBER OF UNEXERCISED               VALUE OF UNEXERCISED
                             OPTIONS AT END OF                 IN-THE-MONEY OPTIONS
                                   1998                          AT END OF 1998 (1)
                         --------------------------        ------------------------------
NAME                     EXERCISABLE  UNEXERCISABLE        EXERCISABLE      UNEXERCISABLE
----                     -----------  -------------        -----------      -------------
Dr. Michalopoulos ......   56,800       38,200               $     0            $    0
Mr. Russell ............   25,000       75,000               $   750            $2,250
Dr. Voglis .............   48,600       16,200               $     0            $    0

--------------------
(1) Value based on the difference between the closing price of the Company's Common Stock as reported by the Nasdaq Small Cap Market on December 31, 1998 and the option exercise price per share multiplied by the number of shares subject to the option.

EMPLOYMENT AGREEMENTS

         Dr. Michalopoulos has an employment agreement that provides for a term of employment ending December 31, 1999. Under the terms of his employment agreement, Dr. Michalopoulos assumed the position of Chairman of the Board of Directors and Chief Scientific Advisor for the Company and is entitled to receive an annual salary of $50,000 for serving as Chairman of the Board of Directors and $50,000 for serving as Chief Scientific Advisor. In addition, Dr. Michalopoulos is eligible to participate in the Company's 401(k) plan. Dr. Michalopoulos also was granted an option under his employment agreement to purchase up to 108,000 shares of the Company's Common Stock exercisable in five equal increments of 21,600 shares in each of the calendar years beginning January 1, 1996 and ending January 1, 2000. The exercise price for the option is $4.75 per share. On June 5, 1996 and February 23, 1998, Dr. Michalopoulos relinquished his option to purchase 8,000 shares and 5,000 shares, respectively, of the Company's Common Stock under his employment agreement. In the event that Dr. Michalopoulos does not exercise any of the options during such years, he has the right to accumulate such options to be exercised no later than December 31, 2005. In his employment agreement, Dr. Michalopoulos has agreed not to compete directly or indirectly with the Company in the field of image processing anywhere in the United States, Canada or the European Common Market Community for a period of two years after termination of the employment agreement. Dr. Michalopoulos has also agreed not to divulge to any third party any confidential information of the Company. If Dr. Michalopoulos is terminated as a result of the sale, acquisition or merger of the Company, Dr. Michalopoulos will be entitled to severance in an amount equal to twelve months' salary. If Dr. Michalopoulos is terminated for cause, severance is limited to an amount equal to six months' salary. The Company must give written notice to Dr. Michalopoulos by April 30, 1999 if it does not seek to renew the employment agreement after December 31, 1999.

         Mr. Russell entered into an employment agreement with the Company in June 1998 that provides for a term of employment for not less than three years, after which time it shall be terminable by either Mr. Russell or the Company upon ninety days notice. Under the terms of his employment agreement, Mr. Russell assumed the position of President and Chief Executive Officer of the Company and is entitled to receive a salary of $140,000 and to participate in the Company's 401(k) plan. In addition, Mr. Russell was guaranteed a bonus of $40,000 for 1998 payable in the first quarter of 1999 and reimbursement of relocation expenses not to exceed $70,000. In January 1999, the Company and Mr. Russell agreed that the Company would pay $77,725 in relocation expenses and offset the $7,725 excess against Mr. Russell's guaranteed bonus. Effective for fiscal year 1999, Mr. Russell will be eligible for an incentive compensation payment of up to fifty percent of his annual base salary, with incentive compensation subject to Mr. Russell achieving certain objectives set annually by Mr. Russell and the Board of Directors. If the Company for other than good cause terminates Mr. Russell after three years of employment, the Company will pay Mr. Russell severance equal to six months' salary and benefits. If Mr. Russell is terminated as a result of the sale, acquisition or merger of the Company, he will be entitled to severance equal to twelve months' salary. In his employment agreement, Mr. Russell has agreed that during his employment and for one year following termination of his employment with the Company he will not directly or indirectly engage in any business activity that is competitive with any business of the Company or any business that is engaged in the development or production of products intended to compete with the Company, and for one year following termination will not solicit or assist anyone else in the solicitation of any of the Company's then-current employees or solicit any of the Company's then-current customers.

         Dr. Voglis had an employment agreement with the Company that provided for a term of employment ending December 31, 1998. Under the terms of his employment agreement, Dr. Voglis served as President and Chief Executive Officer of the Company and was entitled to receive an annual salary of $130,000. In addition, Dr. Voglis was eligible to participate in the Company's 401(k) plan and to receive an incentive bonus upon satisfaction of certain performance objectives established by the Company's compensation and stock option committee. In his employment agreement, Dr. Voglis agreed not to compete directly or indirectly with the Company in the field of image processing anywhere in the United States, Canada or the European Common Market Community for a period beginning as of January 1, 1995 through the date two years after termination of the employment agreement. Dr. Voglis also agreed not to divulge to any third party any confidential information of the Company. On June 9, 1998, Dr. Voglis resigned from the Board of Directors and effective June 30, 1998 resigned as President, Chief Executive Officer and Secretary of the Company.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of March 12, 1999 by: (i) each Director of the Company, (ii) each Named Executive Officer (iii) all Directors and executive officers of the Company as a group and (iv) each person or entity known by the Company to own beneficially more than five percent of the Company's Common Stock. The address of each of the following shareholders is the same as the Company.

                                                SHARES BENEFICIALLY   PERCENT OF OUTSTANDING
                                                       OWNED (1)             SHARES (1)
                                                -------------------   -----------------------
     Panos G. Michalopoulos...................      1,209,048(2)               47.4%
     William L. Russell.......................         28,000(3)                1.1%
     Spiro G. Voglis..........................         89,098(4)                3.5%
     Richard C. Magnuson......................        109,338(5)                4.4%
     Richard P. Braun.........................        101,778(6)                4.1%
     James Murdakes...........................         47,938(7)                1.9%
     C. (Dino) Xykis..........................         15,000(6)                 .6%
     All Directors and Executive Officers.....      1,352,000                  54.5%

--------------------
(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and includes generally voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of March 12, 1999 ("Currently Exercisable Options") are deemed outstanding for computing the beneficial ownership percentage of the person holding such options but are not deemed outstanding for computing the beneficial ownership percentage of any other person. Except as indicated by footnote, the persons named in the table above have the sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Includes 21,598 shares held by Dr. Michalopoulos' wife and 300 shares held by his son, as to which Dr. Michalopoulos disclaims beneficial ownership. Also includes 73,400 shares issuable pursuant to Currently Exercisable Options.

(3)  Includes 25,000 shares issuable pursuant to Currently Exercisable Options.

(4) Shares are held jointly with Dr. Voglis' wife. Also includes 64,800 shares issuable pursuant to Currently Exercisable Options.

(5) Includes 39,852 shares held by Operating Management, Inc., a corporation controlled by Mr. Magnuson, and 15,000 shares issuable pursuant to Currently Exercisable Options.

(6)  Includes 15,000 shares issuable pursuant to Currently Exercisable Options.

(7)  Includes 40,000 shares issuable pursuant to Currently Exercisable Options.

                                    AUDITORS

         The Board of Directors intends to appoint Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 1999. Ernst & Young LLP audited the financial statements for the Company for the year ended December 31, 1998. A representative of Ernst & Young LLP is expected to be present at the 1999 Annual Meeting and will have an opportunity to make a statement and will be available to respond to appropriate questions from shareholders.

        INCREASE OF SHARES AUTHORIZED UNDER THE 1995 LONG-TERM INCENTIVE
                             AND STOCK OPTION PLAN
                           (ITEM 2 ON THE PROXY CARD)

         On July 21, 1998, the Board of Directors approved an amendment to the 1995 Long-Term Incentive and Stock Option Plan (the "1995 Plan"), subject to shareholder approval, to increase the number of shares of common Stock authorized for issuance thereunder from 220,000 shares to 400,000 shares.

         As of December 31, 1997, the Company had issued and outstanding options to purchase 179,150 shares of Common Stock under the 1995 Plan. On June 18, 1998, the Company granted to Mr. Russell, CEO, an option to purchase 100,000 shares of Common Stock at an exercise price of $3.25 per share pursuant to his employment agreement with the Company, dated June 10, 1998. This option will be issued under the 1995 Plan if this proposal to amend the 1995 Plan to increase the number of shares available thereunder is approved by the shareholders at the Annual Meeting. This option was granted to Mr. Russell in order to provide him with an additional incentive to add shareholder value to the Company. One fourth (1/4) of this option will vest immediately upon the date of grant and the remainder of the option will vest in equal annual installments over the next three years following the date of grant.

         The Board of Directors believes that stock option grants under the 1995 Plan are an important element in attracting and retaining highly skilled and qualified employees and officers, and, furthermore, that stock option grants are highly effective in aligning the interests of management with those of the shareholders. Therefore, the Board of Directors believes that it is desirable to amend the 1995 Plan to authorize an additional 180,000 shares of Common Stock to be available in order to permit the option grant to Mr. Russell described above to be issued under the 1995 Plan and to provide for future option grants to employees, officers and directors.


                                NEW PLAN BENEFITS

         The following table sets forth the allocation, if currently determinable, of the 180,000 additional shares that will be authorized for issuance under the 1995 Plan if this amendment is approved:


            NAME AND POSITION          DOLLAR VALUE       NUMBER OF SHARES
            -----------------          ------------       ----------------
         William L. Russell, CEO            N/A                100,000

         The benefits issuable under the Plan, as proposed to be amended, to other executives officers, Directors and employees is not determinable as of the date of this Proxy Statement, nor are such benefits determinable had the amendment been effective as of the last completed fiscal year.

1995 PLAN

         On May 3, 1995, the Board of Directors adopted and the shareholders approved the 1995 Plan. The purpose of the 1995 Plan is to promote the interests of the company and its shareholders by aiding the Company in attracting and retaining employees and directors capable of contributing to the growth and success of, and providing strategic direction to, the Company, and by offering such employees and directors an opportunity to acquire a proprietary interest in the Company, thereby providing them with incentives to put forth maximum efforts for the success of the company's business and aligning the interests of such employees and directors with those of the Company's shareholders. The following is a description of the material terms and conditions of the 1995 Plan.

         The 1995 Plan is administered by the Board of Directors. A total of 220,000 shares of Common Stock currently are available and reserved for issuance upon the exercise of options granted under the 1995 Plan. Full and part-time employees, members of the Board of Directors, consultants and independent contractors providing valuable services to the Company or any eligible affiliate of the Company are eligible to receive awards under the 1995 Plan.

Awards may be either incentive stock option ("Incentive Stock Options"), which comply with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options ("Nonqualified Stock Options") provided, however, that Incentive Stock Options may only be granted to employees and may not have a term greater than 10 years.

         The Board of Directors has the power to determine the number of shares to be covered by awards under the 1995 Plan, determine the terms and conditions of an award, amend the terms of an award, interpret and administer the 1995 Plan and establish rules under the 1995 Plan. The exercise price of each Incentive Stock Option granted under the 1995 Plan shall not be less than the fair market value of the Common Stock on the date the option is granted. Under the 1995 Plan, the Board of Directors may permit participants receiving or exercising options, subject to the discretion of the Board of Directors and upon such terms and conditions as it may impose, to surrender shares of Common Stock (either shares received upon the receipt or exercise of the option or shares previously owned by the optionee) to the Company in payment of the exercise price thereunder or to satisfy federal and state tax obligations in the event any dividend, distribution, recapitalization, stock split, merger, consolidation, or other event occurs that affects the Shares such that an adjustment is determined by the Board of Directors to be appropriate to prevent dilution or enlargement of benefits under the 1995 Plan. The Board may make such adjustments to awards under the 1995 Plan as it deems necessary to preserve the benefits intended under the 1995 Plan and such awards. Awards granted under the 1995 Plan are not transferable.

         The 1995 Plan will expire on February 27, 2005, unless terminated earlier by the Board of Directors. No option may be granted after such termination, but termination of the 1995 Plan shall not, without the consent of the optionee, alter or impair any rights or obligations under any option previously granted.

         The affirmative vote of a majority of the outstanding shares of the Company's common Stock, represented in person or by proxy at the Annual Meeting, is necessary for approval of the amendment to the 1995 Plan, The Board of Directors recommends a vote FOR the proposal to increase the number of shares available under the 1995 Plan.

                                  OTHER MATTERS

         The Company is including with this Proxy Statement its Annual Report to Shareholders for the year ended December 31, 1998, which includes an audited balance sheet as of that date and the related statements of operations, cash flows and shareholders' equity for the year then ended, as well as other financial information relating to the Company including Management's Discussion and Analysis of Financial Condition and Results of Operations. Shareholders may receive, without charge, a copy of the Company's 1998 Form 10-KSB Report as filed with the Securities and Exchange Commission by writing to Image Sensing Systems, Inc., 500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota 55104, Attention: Chief Financial Officer.

                      PROPOSALS FOR THE NEXT ANNUAL MEETING

         Any proposal by a shareholder to be presented at the next annual meeting must be received at the Company's principal executive offices, 500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota 55104, not later than December 6, 1999.


                                          By Order of the Board of Directors,


                                          James Murdakes
                                          Secretary

Dated:  April 5, 1999

IMAGE SENSING SYSTEMS, INC.
1600 UNIVERSITY AVENUE WEST, #500
ST. PAUL, MINNESOTA 55104

                                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, having duly received the Notice of Annual Meeting and Proxy Statement dated April 5, 1999, appoints William L. Russell and James Murdakes as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all shares of Common Stock of Image Sensing Systems, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, May 11, 1999 at the Crowne Plaza Northstar Hotel, 618 Second Avenue South, Minneapolis, Minnesota at 3:30 p.m., and any adjournment thereof. Each of the matters set forth below has been proposed by the Company.

     Receipt of Notice of Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. Complete, sign, date, and return this proxy in the addressed envelope--no postage required. Please mail promptly to save further solicitation expenses.


1. ELECTION OF DIRECTORS.     FOR all nominees listed below                    WITHHOLD AUTHORITY
                              (EXCEPT AS MARKED TO THE CONTRARY BELOW) [ ]     TO VOTE FOR ALL NOMINEES LISTED BELOW [ ]


(INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE
                THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

        Panos G. Michalopoulos  William L. Russell  Richard C. Magnuson
               Richard P. Braun  James Murdakes  C. (Dino) Xykis

                          (CONTINUED ON REVERSE SIDE)

2. To approve a 180,000 share increase in the number of shares reserved for issuance under the Company's 1995 Long-Term Incentive and Stock Option Plan.
                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN


3. OTHER MATTERS. In their discretion, the appointed Proxies are:

                      [ ] AUTHORIZED  [ ] NOT AUTHORIZED

   to vote upon such other business as may properly come before the Meeting.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL AND, IN THE CASE OF PROPOSAL #3 WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL #3.



                                           Dated: ------------------------, 1999



                                           -------------------------------------

                                           -------------------------------------

                                           (PLEASE DATE AND SIGN name(s) exactly
                                           as shown on your stock certificate.
                                           Executors, administrators, trustees,
                                           guardians, etc., should indicate
                                           capacity when signing. FOR STOCK HELD
                                           IN JOINT TENANCY, EACH JOINT OWNER
                                           SHOULD SIGN.)

                           IMAGE SENSING SYSTEMS, INC.
                            1995 LONG-TERM INCENTIVE
                                       AND
                                STOCK OPTION PLAN
   (As proposed to be Amended at Annual Meeting of Shareholders-May 11, 1999)

SECTION 1. PURPOSE OF PLAN.

                  This Plan shall be known as the "IMAGE SENSING SYSTEMS, INC. 1995 LONG-TERM INCENTIVE AND STOCK OPTION PLAN" and is hereinafter referred to as the "Plan." The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future ' success of Image Sensing Systems, Inc., a Minnesota corporation (the "Company"), to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options and other long-term incentive awards as provided herein. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"), or options that do not qualify as Incentive Stock Options. Awards granted under this Plan shall be SARS, restricted stock or performance awards as hereinafter described.

SECTION 2. STOCK SUBJECT TO PLAN.

                  Subject to the provisions of Section 16 hereof, the stock to be subject to options or other awards under the Plan shall be the Company's authorized common shares, par value $0.01 per share (the "Common Shares"). Such Common Shares may be either authorized but unissued shares, or issued shares which have been reacquired by the Company. Subject to adjustment as provided in
Section 16 hereof, the maximum number of shares on which options may be exercised or other awards issued under this Plan shall be 400,000 shares. If an option or award under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for options or awards thereafter granted during the term of the Plan.


SECTION 3. ADMINISTRATION OF PLAN.

                  (a) The Plan shall be administered by the Board of Directors of the Company or a committee thereof. The members of any such committee shall be appointed by and serve at the pleasure of the Board of Directors. (The group administering the Plan shall hereinafter be referred to as the "Committee.")

                  (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan: (i) to determine the purchase price of the Common Stock covered by each option or award, (11) to determine the employees to whom and the time or times at which such options and awards shall be granted and the number of shares to be subject to each, (iii) to determine the form of payment to be made upon the exercise of an SAR or in connection with performance awards, either cash, Common Shares of the Company or a combination thereof, (iv) to determine the terms of exercise of each option and award, (v) to accelerate the time at which all or any part of an option or award may be exercised, (vi) to amend or modify the terms of any option or award with the consent of the optionee, (vii) to interpret the Plan,
(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, (ix) to determine the terms and provisions of each option and award agreement under the Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (x) to make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under
Section 17 herein to amend or terminate the Plan. The Committee's determinations on the foregoing matters, unless otherwise disapproved by the Board of Directors of the Company, shall be final and conclusive.

                  (c) The Committee shall select one of its members as its Chair and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The grant of an option or award shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company following such grant. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

SECTION 4.  ELIGIBILITY AND GRANT.

                  (a) Eligibility. Incentive Stock Options may only be granted under this Plan to any full or part-time employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its present and future subsidiary corporations within the meaning of Section 424(f) of the Code (herein called "subsidiaries"). Full or part-time employees, directors who are not employees, consultants or independent contractors to the Company or one of its subsidiaries or affiliates shall be eligible to receive options which do not qualify as Incentive Stock Options and awards. In determining the persons to whom options and awards shall be granted and the number of shares subject to each, the Committee may take into account the nature of services rendered by the respective employees or consultants, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant.

                  (b) Grant of Additional 0ptions. A person who has been granted an option or award under this Plan may be granted additional options or awards under the Plan if the Committee shall so determine; provided, however, that to the extent the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Shares with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of his or her employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as options that do not qualify as Incentive Stock Options. Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or any of its subsidiaries or affect, in any way, the right of the Company or any of its subsidiaries to terminate his or her employment at any time.

SECTION 5. PRICE.

                  The option price for all Incentive Stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Shares at the date of grant of such option. The option price for options granted under the Plan that do not qualify as Incentive Stock Options and, if applicable, the price for all awards shall be determined by the Committee but shall not be less than 85% of the fair market value of the Common Shares at the date of grant of such option. For purposes of the preceding sentence and for all other valuation purposes under the Plan, the fair market value of the Common Shares shall be as reasonably determined by the Committee. If on the date of grant of any option or award hereunder the Common Shares are not traded on an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this Section 5 and in connection therewith shall take such action as it deems necessary or advisable.

SECTION 6. TERM.

                  Each option and award and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the option or award agreement. The Committee shall be under no duty to provide terms of like duration for options or awards granted under the Plan, but the term of an Incentive Stock Option may not extend more than ten (10) years from the date of grant of such option and the term of options granted under the Plan which do not qualify as Incentive Stock Options may not extend more than fifteen
(15) years from the date of granting of such option.

SECTION 7. EXERCISE OF OPTION OR AWARD.

                   (a) Exercisability. The Committee shall have full and complete authority to determine whether an option or award will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the option as the Committee may determine and specify in the option or award agreement.

                  (b) No Violation of State or Federal Laws. The exercise of any option or award granted hereunder shall only be effective at such time that the sale of Common Shares pursuant to such exercise will not violate any state or federal securities or other laws.

                  (c) Method of Exercise. An optionee or grantee electing to exercise an option or award shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for the Company's Common Shares already owned by the optionee or grantee having a fair market value as of the date of grant equal to the full purchase price of the shares, or (ii) by delivering the optionee's or grantee I s promissory note, which shall provide for interest at a rate not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market-rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto, or (iii) a combination of cash, the optionee's or grantee promissory note and such shares. The fair market value of such tendered shares shall be determined as provided in Section 5 herein. The optionee's or grantee's promissory note shall be a full recourse liability of the optionee and may, at the discretion of the Committee, be secured by a pledge of the shares being purchased. Until such person has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.


SECTION 8. RESTORATION OPTIONS.

                  The Committee may grant "restoration" options, separately or together with another option, pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Rule 16b-3 promulgated under the Exchange Act or any other applicable law, the optionee would be granted a new option when the payment of the exercise price of the option to which such "restoration" option relates is made by the delivery of shares of the Company's Common Shares owned by the optionee, as described in this Section 8, which new option would be an option to purchase the number of shares not exceeding the sum of (a) the number of shares of the Company's Common Shares tendered as payment upon the exercise of the option to which such "restoration" option relates and (b) the number of shares of the Company's Common Shares, if any, tendered as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of the option to which such "restoration" option relates, as described in Section 12 hereof. "Restoration" options may be granted with respect to options previously granted under this Plan or any prior stock option plan of the Company, and may be granted in connection with any option granted under this Plan at the time of such grant. The purchase price of the Common Shares under each such new option, and the other terms and conditions of such option, shall be determined by the Committee, consistent with the provisions of the Plan.

SECTION 9. STOCK APPRECIATION RIGHTS.

                  (a) Grant. At the time of grant of an option or award under the Plan (or at any other time), the Committee, in its discretion, may grant a Stock Appreciation Right ("SAR") evidenced by an agreement in such form as the Committee shall from time to time approve. Any such SAR may be subject to restrictions on the exercise thereof as may be set forth in the agreement representing such SAR, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

                  (b) Exercise. An SAR shall be exercised by the delivery to the Company of a written notice which shall state that the holder thereof elects to exercise his or her SAR as to the number of shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests is to be paid in cash and what portion, if any, is to be paid in Common Shares of the Company. The Committee promptly shall cause to be paid to such holder the SAR exercise amount either in cash, in Common Shares of the Company, or any combination of cash and shares as the Committee may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Committee. The SAR exercise amount is the excess of the fair market value of one share of the Company's Common Shares on the date of exercise over the per share exercise price in respect of which the SAR was granted, multiplied by the number of shares as to which the SAR is exercised. For the purposes hereof, the fair market value of the Company's shares shall be determined as provided in
Section 5 herein.

SECTION 10.  RESTRICTED STOCK AWARDS.

                  Awards of Common Shares subject to forfeiture and transfer restrictions may be granted by the Committee. Any restricted stock award shall be evidenced by an agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions (including any buy-back provisions) established by the Committee that are consistent with the terms of the Plan:

                  (a) Grant of Restricted Stock Awards. Each restricted stock award made under the Plan shall be for such number of Common Shares as shall be determined by the Committee and set forth in the agreement containing the terms of such restricted stock award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares covered by the restricted stock award. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Common Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding restricted stock awards.

                  (b) Delivery of Common Shares and Restrictions. At the time of a restricted stock award, a certificate representing the number of Common Shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a shareholder with respect to the Common Shares, including the right to receive dividends and the right to vote such shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the restricted stock agreement with respect to such Common Shares; (ii) none of the Common Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Common Shares shall be forfeited and all rights of the grantee to such Common Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Common Shares were granted and unless any other restrictive conditions relating to the restricted stock award are met. Any Common Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Common Shares subject to restricted stock awards shall be subject to the same restrictions, terms and conditions as such restricted Common Shares.

                  (c) Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the restricted stock award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the restricted stock award or in the Plan shall lapse as to the restricted Common Shares subject thereto, and a stock certificate for the appropriate number of Common Shares, free of the restrictions and the restricted stock legend, shall be delivered to the grantee or his or her beneficiary or estate, as the case may be.

SECTION 11.  PERFORMANCE AWARDS.

                  The Committee is further authorized to grant performance awards. Subject to the terms of this Plan and any applicable award agreement, a performance award granted under the Plan (i) may be denominated or payable in cash, Common Shares (including, without limitation, restricted stock), other securities, other awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee, in its discretion, and payable to, or exercisable by, the holder of the Performance awards in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee, in its discretion, shall establish. Subject to the terms of this Plan and any applicable award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance award granted, and the amount of any payment or transfer to be made by the grantee and by the Company under any Performance award shall be determined by the Committee.

SECTION 12.  INCOME TAX WITHHOLDING AND TAX BONUSES.

                  (a) Withholding of Taxes. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an optionee or grantee under the Plan, are withheld or collected from such optionee or grantee. In order to assist an optionee or grantee in paying all federal and state taxes to be withheld or collected upon exercise of an option or award which does not qualify as an Incentive Stock Option hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, shall permit the optionee or grantee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of such option or award with a fair market value, determined in accordance with Section 5 herein, equal to such taxes or (ii) delivering to the Company Common Shares other than the shares issuable upon exercise of such option or award with a fair market value, determined in accordance with Section 5, equal to such taxes.

                  (b) Tax Bonus. The Committee shall have the authority, at the time of grant of an option under the Plan or at any time thereafter, to approve tax bonuses to designated optionees or grantees to be paid upon their exercise of options or awards granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter.

SECTION 13.  ADDITIONAL RESTRICTIONS.

                  The Committee shall have full and complete authority to determine whether all or any part of the Common Shares of the Company acquired upon exercise of any of the options or awards granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's or grantee's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such options or awards.

SECTION 14. TEN PERCENT SHAREHOLDER RULE.

                  Notwithstanding any other provision in the Plan, if at the time an option is otherwise to be granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 424(d) of the Code) Common Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Shares of the Company determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

SECTION 15.  NON-TRANSFERABILITY.

                  No option or award granted under the Plan shall be transferable by an optionee or grantee, otherwise than by will or the laws of descent or distribution. Except as otherwise provided in an option or award agreement, during the lifetime of an optionee or grantee, the option shall be exercisable only by such optionee or grantee.

SECTION 16.  DILUTION OR OTHER ADJUSTMENTS.

                  If there shall be any change in the Common Shares through merger, consolidation, reorganization, recapitalization, dividend i - n the form of stock (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options and awards shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding options and awards and the amount payable upon exercise of outstanding awards, in order to prevent dilution or enlargement of option or award rights.

SECTION 17.  AMENDMENT OR DISCONTINUANCE OF PLAN.

                  The Board of Directors may amend or discontinue the Plan at any time. Subject to the provisions of Section 16 no amendment of the Plan, however, shall without shareholder approval: (i) increase the maximum number of shares under the Plan as provided in Section 2 herein, (ii) decrease the minimum price provided in Section 5 herein, (iii) extend the maximum term under Section 6, or (iv) modify the eligibility requirements for participation in the Plan. The Board of Directors shall not alter or impair any option or award theretofore granted under the Plan without the consent of the holder of the option.

SECTION 18.  TIME OF GRANTING.

                  Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of the Company, and no action taken by the Committee or the Board of Directors (other than the execution and delivery of an option or award agreement), shall constitute the granting of an option or award hereunder.

SECTION 19.  EFFECTIVE DATE AND TERMINATION OF PLAN.

                      (a) The Plan was approved by the Board of Directors on February 27, 1995 and shall be approved by the shareholders of the Company within twelve (12) months thereof.

                  (b) Unless the Plan shall have been discontinued as provided in Section 16 hereof, the Plan shall terminate February 27, 2005. No option or award may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee or grantee, alter or impair any rights or obligations under any option or award theretofore granted.